                                                                    EXHIBIT 10.1


         AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of September 15, 2003 (this "Agreement") by and among Metris Companies Inc. duly organized and existing under the laws of the State of Delaware (the "Company"), the lenders listed as signatories hereto (the "Lenders"), Deutsche Bank Trust Company Americas, a trust company duly organized and existing under the laws of the State of New York and having its principal corporate trust office at 60 Wall Street, New York, New York 10005, (the "Successor Agent") and Goldman Sachs Credit Partners L.P., a limited partnership duly organized and existing under the laws of Bermuda and having its principal office at 85 Broad Street, 29th Floor, New York, New York 10004 (the "Resigning Agent").

                                    RECITALS:

         WHEREAS, the Company, the Lenders, the Resigning Agent and the Successor Agent, in its capacity as Collateral Agent, are parties to that certain Amended and Restated Senior Secured Credit Agreement dated as of June 18, 2003 (as amended, supplemented and otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Resigning Agent desires to resign its position as Administrative Agent under the Credit Agreement; and

         WHEREAS, the Required Lenders are prepared to appoint the Successor Agent as the Resigning Agent's replacement.

         NOW, THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

                                    ARTICLE I

                               THE RESIGNING AGENT

         SECTION 1.1. Pursuant to Section 8.01(d) of the Credit Agreement, the Resigning Agent hereby notifies the Company, the Successor Agent, (in its current capacity as Collateral Agent), and the Lenders that the Resigning Agent is hereby resigning as Administrative Agent under the Credit Agreement.

         SECTION 1.2. Subject in any event to the provisions of Article VIII of the Credit Agreement, the Resigning Agent hereby represents and warrants to Successor Agent, the Company and the Lenders that, to its knowledge,:

         (a) No covenant or condition contained in the Credit Agreement has been waived, amended, supplemented or otherwise modified by the Resigning Agent or, except in accordance with the terms and conditions of the Loan Documents, by the Lenders.

         (b) There is no action, suit or proceeding pending or threatened against the Resigning Agent before any court or any governmental authority arising out of any action or omission by Resigning Agent as Administrative Agent under the Credit Agreement or the other Loan Documents to which it is a party.

         (c) As of the effective date of this Agreement, the Resigning Agent will hold no property under the Credit Agreement or the other Loan Documents.

         (d) The Resigning Agent has no knowledge of an event that occurred and is continuing which is an Event of Default under Article VII of the Credit Agreement.

         SECTION 1.3. The Resigning Agent hereby assigns, transfers, delivers and confirms to the Successor Agent all rights, powers, privileges and duties of the

Administrative Agent under the Credit Agreement and the other Loan Documents and all property and money held by such Resigning Agent under the Credit Agreement and the other Loan Documents. The Resigning Agent shall execute and deliver such further instruments or documents, as may be necessary or advisable, so as to more fully and certainly vest and confirm in the Successor Agent all the rights, privileges, powers and duties hereby assigned, transferred, delivered and confirmed to the Successor Agent as Administrative Agent. This Section shall survive the execution hereof and the termination of the rights and obligations of the Resigning Agent under the Credit Agreement and other Loan Documents.

         SECTION 1.4. The Resigning Agent shall deliver to the Successor Agent all of the documents listed on Exhibit A hereto as a condition precedent to the effectiveness of this Agreement.

         SECTION 1.5. The Resigning Agent retains continued responsibility for its actions or omissions during its term as the Administrative Agent under the Credit Agreement in accordance with the terms thereof and agrees to reimburse the Successor Agent for any reasonable fees and expenses incurred by the Successor Agent (which are not otherwise reimbursed) as a result of the Resigning Agent's gross negligence or willful misconduct in its capacity as Administrative Agent during such term. Except as set forth in the Credit Agreement and as provided herein, the Resigning Agent shall be discharged from its duties and obligations under the Credit Agreement at such time this Agreement becomes effective.

                                   ARTICLE II

                                   THE COMPANY

         SECTION 2.1.  Reserved.

         SECTION 2.2. The Company hereby consents to the appointment by the Required Lenders of the Successor Agent as Administrative Agent under the Credit Agreement, to succeed to all the rights, powers, trusts, privileges and duties of the Resigning Agent under the Credit Agreement as the Administrative Agent from the effective date of its appointment forward.

         SECTION 2.3 The Company has the requisite power and authority to enter into this Agreement.

         SECTION 2.4. The Company hereby represents and warrants to the Resigning Agent and the Successor Agent that:

         (a) The Company is a corporation duly and validly organized and existing pursuant to the laws of the State of Delaware.

         (b) The Credit Agreement was validly and lawfully executed and delivered by the Company; except in accordance with the terms and conditions thereof, the Credit Agreement has not been amended or modified and is in full force and effect.

         (c) No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Article VII of the Credit Agreement.

         (d) To the Company's knowledge, no covenant or condition contained in the Credit Agreement has been waived by Company or, to the Company's knowledge, except in accordance with the terms and conditions thereof, by the Lenders.

         (e) This Agreement has been duly authorized, executed and delivered on behalf of Company and constitutes its legal, valid and binding obligation enforceable against it except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles.

                                   ARTICLE III

                               THE SUCCESSOR AGENT

         SECTION 3.1. The Successor Agent hereby represents and warrants to the Resigning Agent, the Lenders and to the Company that:

         (a) The Successor Agent is qualified and eligible under the provisions of Section 8.01(d) of the Credit Agreement. In making this representation and warranty, the Successor Agent is relying upon the representations and warranties contained herein of both the Resigning Agent and the Company regarding the Credit Agreement.

         (b) This Agreement has been duly authorized, executed and delivered on behalf of the Successor Agent and constitutes its legal, valid and binding obligation.

         SECTION 3.2.

         (a) The Successor Agent hereby accepts its appointment as the successor Administrative Agent under the Credit Agreement with respect to all property and money held or to be held under the Credit Agreement and accepts the rights, powers, trusts, privileges, duties and obligations of the Resigning Agent as Administrative Agent under the Credit Agreement, upon the terms and conditions set forth therein, as Administrative Agent under the Credit Agreement from the effective date of its appointment forward.

         (b) Within a reasonable time after the effective date of this Agreement, the Successor Agent shall cause a notice, substantially in the form of Exhibit B annexed here to, to be sent to each Lender.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         SECTION 4.2. This Agreement and the resignation, appointment and acceptance effected hereby shall be effective upon the Successor Agent's receipt of (i) the documents set forth on Exhibit A hereto, and (ii) execution and delivery of counterpart signature pages to this Agreement by each party hereto and the Required Lenders.

         SECTION 4.3. The Company acknowledges its obligations set forth in the Credit Agreement for the benefit of the Resigning Agent and further acknowledges that such obligations survive the execution hereof pursuant to Section 8.01 of the Credit Agreement. The Company also acknowledges its obligations to the Successor Agent as set forth in Section 8.01 of the Credit Agreement, which obligations shall survive the execution hereof.

         SECTION 4.4. This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction which governs the Credit Agreement.

         SECTION 4.5. This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 4.6. The Company, the Resigning Agent and the Successor Agent hereby acknowledge receipt of an executed and acknowledged counterpart of this Agreement and the effectiveness thereof.

                                    ARTICLE V

                              THE REQUIRED LENDERS

         SECTION 5.1.  Reserved.

         SECTION 5.2. The Required Lenders hereby appoint the Successor Agent as Administrative Agent under the Credit Agreement, to succeed to, and hereby vest the Successor Agent with, all the rights, powers, trusts and duties of the Resigning Agent under the Credit Agreement as the Administrative Agent from the effective date of its appointment forward.

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement of Resignation, Appointment and Acceptance to be duly executed and acknowledged as of the day and year first above written.



         Lenders:                   DK ACQUISITION PARTNERS, L.P., as Lender

                                    By: M.H. Davidson & Co., its General Partner


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    HIGH YIELD PORTFOLIO, a series of Income
                                    Trust, as Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    AXP VARIABLE PORTFOLIO - EXTRA INCOME FUND, a series of AXP Variable Portfolio Income Series, Inc., as Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    PERRY PRINCIPALS INVESTMENTS, L.L.C., as
                                    Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    THE VARDE FUND V, L.P., a Delaware limited partnership, as Lender


                                    By: The Varde Fund V, G.P. LLC, a Delaware
                                    limited liability company, its General
                                    Partner


                                    By: The Varde Partners, L.P., a Delaware
                                    limited partnership, its Managing Member


                                    By: The Varde Partners, Inc., a Delaware
                                    corporation, its General Partner


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    YORK CAPITAL MANAGEMENT, L.P., as Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    KZH SOLEIL-2, LLC, as Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    GALAXY 1999-1, LTD., as Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    SUNAMERICA LIFE INSURANCE COMPANY, as Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    SATELLITE SENIOR INCOME FUND, LLC, as Lender


                                    By: Satellite Asset Management, L.P., its
                                    Investment Manager


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    SPCP GROUP LLC, as Lender


                                    By: SILVER POINT CAPITAL, L.P., its
                                    managing member


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


         Resigning Agent:           GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


         Successor Agent:           DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

ACCEPTED AND AGREED:


Company:

METRIS COMPANIES INC.


By:
    ----------------------------------------
Name:  Scott R. Fjellman
Title: Senior Vice President and Treasurer

                                    EXHIBIT A


Documents to be delivered to Successor Agent


1.   Administrative Questionnaires.

2. Full contact information for each Lender, including wire transfer instructions.

3. Activity statement setting forth all cash transfers made by Resigning Agent during its tenure as Administrative Agent.

4. Such other documents as the Successor Agent may reasonably require in order to transfer the appointment to it.

                                    EXHIBIT B


[TRUSTEE'S LETTERHEAD]

NOTICE

To the Lenders:

NOTICE IS HEREBY GIVEN, pursuant to Section 8.01(d) of the Amended and Restated Senior Secured Credit Agreement dated as of June 18, 2003 (the "Credit Agreement") by and among Metris Companies, Inc. (the "Company"), Deutsche Bank Trust Company Americas, as Collateral Agent, Goldman Sachs Credit Partners L.P. as Administrative Agent and the lenders that are signatories thereto, that Goldman Sachs Credit Partners L.P. has resigned as Administrative Agent under the Credit Agreement.

Pursuant to Section 8.01(d), of the Credit Agreement, Deutsche Bank Trust Company Americas has accepted appointment as successor Administrative Agent under the Credit Agreement.

Goldman Sachs Credit Partners L.P.'s resignation as Administrative Agent and Deutsche Bank Trust Company Americas appointment as successor Administrative Agent were effective as of the close of business on September [ ], 2003.

Dated: New York, New York
       September [  ], 2003


                                        Very truly yours,

                                        ------------------------------

                                        By:
                                           ---------------------------

                                           Name:
                                           Title: